SUPPLEMENT DATED SEPTEMBER 21, 2022 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR:
INVESCO AMERICAN VALUE FUND
INVESCO GLOBAL FUND
INVESCO GLOBAL GROWTH FUND
INVESCO VALUE OPPORTUNITIES FUND
(each, a “Fund” and together, the “Funds”)
This supplement amends the Summary and Statutory Prospectuses and Statements of Additional Information (“SAIs”) of the above referenced funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and SAIs and retain it for future reference.
At a meeting held on September 19 – September 20, 2022, the Boards of Trustees of each Target Fund listed below unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which each Target Fund would transfer all or substantially all its assets and liabilities to the corresponding Acquiring Fund listed next to it in exchange for shares of such Acquiring Fund that would be distributed to the Target Fund shareholders.
The reorganizations are expected to be consummated on or about February 10, 2023. Upon closing of each reorganization, shareholders of each Target Fund will receive shares of a class of the corresponding Acquiring Fund that are equal in value to the shares of the corresponding class of the corresponding Target Fund that the shareholders held immediately prior to the closing of the applicable reorganization, and each Target Fund will liquidate and cease operations.
A combined Information Statement/Prospectus will be sent to shareholders of each Target Fund, which will include a full discussion of each reorganization and the factors the Boards of Trustees considered in approving the Agreement. Shareholders of the Target Funds do not need to approve the reorganizations.
It is anticipated that each Target Fund will close to new investors approximately two business days prior to the closing date of its reorganization to facilitate a smooth transition of Target Fund shareholders to the Acquiring Fund. All investors who are invested in each Target Fund as of the date on which the Target Fund closes to new investors and remain invested in the Target Fund may continue to make additional investments in their existing accounts and may open new accounts in their name. Each Acquiring Fund will remain open for purchase during this period.

Target Fund and Corresponding Share Classes	Acquiring Fund and Corresponding Share Classes
Invesco American Value Fund Class A Class C Class R Class Y Class R5 Class R6	Invesco Value Opportunities Fund Class A Class C Class R Class Y Class R5 Class R6
Invesco Global Growth Fund Class A Class C Class Y Class R5 Class R6	Invesco Global Fund* Class A Class C Class Y Class R5 Class R6
*Invesco Global Fund also offers Class R shares which are not part of this reorganization.
In connection with the reorganizations, the Boards of Trustees approved the following changes to certain of the Funds, as specified below, which changes are effective on or about February 10, 2023:
1. The following reduced fee schedule replaces in its entirety the current advisory fee schedule for Invesco Value Opportunities Fund under the heading “Investment Advisory and Other Services – Investment Adviser” in the SAI:

1

Fund	Net Assets Per Advisory Agreement	Annual Rate
Invesco Value Opportunities Fund	First $250 million Next $250 million Next $500 million Next $1.5 billion Next $3.5 billion Next $4 billion Over $10 billion	0.695% 0.67% 0.645% 0.61% 0.56% 0.545% 0.52%
2. The compensation styled Rule 12b-1 plan for the following Fund’s share class is being replaced with a reimbursement styled Rule 12b-1 plan:

Fund	Class
Invesco Value Opportunities Fund	Class R
Accordingly, all references to Invesco Value Opportunities Fund’s Class R shares compensation styled Rule 12b-1 plan in the SAI for the Fund is replaced with references to the reimbursement styled plan.
3. The following information is added as a third paragraph to fundamental restriction number (6) under the heading “Description of the Funds and their Investments and Risks - Fund Policies - Fundamental Restrictions” in the SAI for Invesco Global Fund:
Notwithstanding the above restriction, Invesco Global Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
VK-AMVA/O-GLBL/GLG/VK-VOPP-SUMSTATSAISUP-092122